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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 23, 1996
                                                        -----------------



                             OGLEBAY NORTON COMPANY
                             ----------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                   0-663                  34-0158970
-----------------------------          -----                 -----------
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)          Identification No.)

   1100 Superior Avenue, Cleveland, Ohio                      44114-2598
 ---------------------------------------                      ----------
 (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including Area Code (216) 861-3300

 ____________________________________N/A________________________________________
          (Former name or former address, if changed since last report)

                                                        Sequential Page 2 of 7

Item 2. Acquisition or Disposition of Assets.

              Effective November 25, 1996 the Registrant and its wholly owned subsidiary, ONCO Eveleth Company, ("ONCO"), and Eveleth Taconite Company, ("ETCO"), Eveleth Expansion Company, ("EXCO"), AK Steel Corporation, ("AK Steel"), Virginia Horn Taconite Company, ("AKS Sub") Rouge Steel Company, ("Rouge"), Stelco, Inc., ("Stelco"), Ontario Eveleth Company, ("Stelco Sub"), and Eveleth Mines, LLC, ("EM"), entered into the Eveleth Mines Exit Agreement (the "Exit Agreement"). The Registrant holds a 15% interest in ETCO, while ONCO holds a 20.5% interest in EXCO. The remaining 85% of the shares of ETCO are held by Rouge, and the remaining shares of EXCO are owned by AKS Sub and Stelco Sub. Rouge, ETCO, Stelco, Stelco Sub, AK Steel and AKS Sub are hereinafter sometimes referred to as the "Remaining Companies".

              ETCO and EXCO each own a portion of certain taconite ore mining rights in mines located in St. Louis County, Minnesota, and related surface rights, together with facilities for the mining, crushing, concentrating and pelletizing of taconite ore (the "Eveleth Mines").

              The Registrant served as Manager of Eveleth Mines under the Eveleth Mines Management Agreement, as amended ("Management Agreement"). Oglebay Norton Taconite Company, ("ONTAC"), a wholly owned subsidiary of the Registrant, served as employer of the employees of Eveleth Mines under the Eveleth Mines Employment Services Agreement (the "Employment Agreement").

              Under the terms of the Exit Agreement the parties agreed that the Registrant and ONCO will cease to participate in the ownership, management and operations of Eveleth Mines. Accordingly, the Registrant sold to EM all of its ONTAC shares and EXCO interests while, Rouge purchased all of the Registrant's shares of ETCO. Certain other agreements relating to the management and operation of Eveleth Mines were also terminated including the Management Agreement, Employment Agreement and the pellet sales contracts between ONCO and each of AK Steel and Stelco Sub (the "Pellet Sales Contracts"). The transaction closed on December 23, 1996, with an effective date of November 30, 1996.

              The Registrant sold, for $5,000,000 and the assumption by EM of all Known Liabilities, as that term is defined in the Exit Agreement, its ETCO shares, EXCO interests, ONTAC shares and certain mining equipment. In addition, the parties agreed to cancel the Pellet Sales Contracts and certain royalty arrangements, as defined in the Exit Agreement.

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                                                      Sequential Page 3 of 7



              EM agreed to continue to supply pellets to the Registrant to permit it to fulfill its 1996 pellet sales commitments (other than the Pellet Sales Contracts which, as noted above, were canceled).

              AK Steel and Rouge have agreed to severally indemnify and hold harmless the Registrant and ONCO and each of their respective subsidiaries, divisions, affiliates, officers, directors, employees and agents, in accordance with AK Steel's and Rouge's respective adjusted percentage ownership in EM, for assumed liabilities, employee liabilities or breach by EM of its covenants contained in the Agreement.

              EM and the Remaining Companies agree to indemnify and hold harmless the Registrant and ONCO of their respective subsidiaries, divisions, affiliates, officers, directors, employees and agents, from and against any loss, cost, deficiency, liability, and damage including attorneys' fees and expenses incurred or suffered by them arising out of or resulting from the ownership, management and operations of Eveleth Mines from and after the date of Closing.



Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              Not Applicable

         (b)  Pro Forma Financial Information.

         The following unaudited Pro Forma condensed consolidated financial statements are filed with this report:

         Pro Forma Condensed Consolidated Balance Sheet at
                September 30, 1995..............................Page 5
         Pro Forma Condensed Consolidated Statements of Operations:
                Year Ended December 31, 1995....................Page 6
                Nine Months Ended September 30, 1995............Page 7

         The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of September 30, 1996 reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 30, 1996. The Pro Forma Condensed Consolidated Statements of Operations for the year December 31, 1995 and the nine months ended September 30, 1996 assume that the disposition occurred on January 1, 1995, and are based on the operations of the Registrant for the year ended December 31, 1995 and the nine months ended September 30, 1996.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations or the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from November 30, 1996, the effective date.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

         (c)  Exhibits.

              None.

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                                                        Sequential Page 4 of 7

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            OGLEBAY NORTON COMPANY



Dated: January 7, 1997                   By /s/ Richard J. Kessler
                                            -----------------------------
                                            Richard J. Kessler,
                                            Vice President Finance and Planning

                                                          Sequential Page 5 of 7

                        PRO FORMA FINANCIAL INFORMATION
                    OGLEBAY NORTON COMPANY AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1996

                                                                        Pro Forma Adjustments
                                                                       -----------------------
                                                       Historical      Iron Ore (a)       Other            Pro Forma
                                                       ----------      ------------   ---------            ---------
                        ASSETS
CURRENT ASSETS
    Cash and cash equivalents                         $21,506,490                      $3,562,815 (b)    $25,069,305
    Marketable securities                               1,851,300                                          1,851,300
    Accounts Receivable, less reserve for
       doubtful accounts - $608,000                    27,697,807      $2,771,685       2,771,685 (c)     27,697,807
    Inventories
       Raw materials and finished products              2,458,546                                          2,458,546
       Operating supplies                               2,325,911                                          2,325,911
                                                     ------------                                       ------------
                                                        4,784,457                                          4,784,457
    Deferred income taxes                               3,338,281          32,251                          3,306,030
    Prepaid expenses                                    5,913,331         408,805                          5,504,526
                                                     ------------     -----------      ----------       ------------
                              TOTAL CURRENT ASSETS     65,091,666       3,212,741       6,334,500         68,213,425

    INVESTMENTS                                         9,968,911       8,897,522                          1,071,389

    PROPERTIES AND EQUIPMENT                          301,779,224       1,305,258                        300,473,966
       Less allowances for depreciation
       and amortization                               156,585,858         258,212                        156,327,646
                                                     ------------     -----------      ----------        ------------
                                                      145,193,366       1,047,046                        144,146,320
    PREPAID PENSION COSTS AND
    OTHER ASSETS                                       29,027,534                                         29,027,534
                                                     ------------     -----------      ----------       ------------
                                                     $249,281,477     $13,157,309      $6,334,500       $242,458,668
                                                     ============     ===========      ==========       ============

         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Current portion of long-term debt                $  8,476,450                                       $  8,476,450
    Accounts payable                                    4,119,843                                          4,119,843
    Payrolls and other accrued compensation             5,040,509                                          5,040,509
    Accrued expenses                                   11,415,299     $   881,185      $  463,000 (c)     10,997,114
    Income taxes                                        4,778,616         975,856         241,456 (c)      4,044,216
    Iron Ore impairment obligations                     2,074,993       2,074,993                                 --
                                                     ------------     -----------      ----------       ------------

                         TOTAL CURRENT LIABILITIES     35,905,710       3,932,034         704,456         32,678,132

LONG-TERM DEBT, less current portion                   39,283,788                                         39,283,788
POSTRETIREMENT BENEFITS OBLIGATIONS                    31,654,161       6,672,208                         24,981,953
OTHER LONG-TERM LIABILITIES                            19,069,461         300,000         300,000 (c)     19,069,461
DEFERRED INCOME TAXES                                  20,755,529        (737,232)                        21,492,761

STOCKHOLDERS' EQUITY
       Preferred stock, without par value, authorized
         5,000,000 shares; none issued                         --
       Common stock, par value $1 per share, authorized
         10,000,000 shares; issued 3,626,666 shares     3,626,666                                          3,626,666
       Additional capital                               9,428,440                                          9,428,440
       Unrealized gains                                   810,158                                            810,158
       Retained earnings                              121,549,933       2,990,299       5,330,044        123,889,678
                                                     ------------     -----------      ----------       ------------
                                                      135,415,197       2,990,299       5,330,044        137,754,942

       Treasury stock, at cost - 1,201,134 shares     (31,492,131)                                       (31,492,131)
       Unallocated Employee Stock Ownership
         Plan shares                                   (1,310,238)                                        (1,310,238)
                                                     ------------     -----------      ----------       ------------
                                                      102,612,828       2,990,299       5,330,044        104,952,573
                                                     ------------     -----------      ----------       ------------
                                                     $249,281,477     $13,157,309      $6,334,500       $242,458,668
                                                     ============     ===========      ==========       ============

(a) To eliminate the assets and liabilities included in the balance sheet of the Registrant's Iron Ore segment at September 30, 1996.

(b) To reflect net proceeds from the sale of the Iron Ore segment, computed as the sales price of $5,000,000, less net current liabilities payable, as of September 30, 1996, to the Remaining Companies.

(c) To reflect transaction costs, assets and liabilities retained by the Registrant, and income tax benefit related to the transaction.


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                        PRO FORMA FINANCIAL INFORMATION
                     OGLEBAY NORTON COMPANY AND SUBSIDIARIES
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                            Pro Forma Adjustments
                                                                           -----------------------
                                                           Historical      Iron Ore (a)       Other           Pro Forma
                                                           ----------      ------------    --------           ---------
REVENUES
    Net sales                                            $103,719,024     $26,223,892                        $77,495,132
    Operating revenues                                     85,656,571                                         85,656,571
    Royalties and management fees                           4,221,272       4,221,272                                 --
                                                          -----------      ----------                        -----------
                                                          193,596,867      30,445,164                        163,151,703
COSTS AND EXPENSES
    Cost of goods sold                                     85,827,000      24,071,716                         61,755,284
    Operating expenses                                     70,218,851                                         70,218,851
    General, administrative and selling expenses           15,949,541         544,939        $866,456 (b)     16,271,058
    Loss on sale of production capacities and
       shutdown of facilities                                 612,656                                            612,656
                                                          -----------      ----------       ---------        -----------
                                                          172,608,048      24,616,655         866,456        148,857,849

INCOME FROM OPERATIONS                                     20,988,819       5,828,509        (866,456)        14,293,854

OTHER INCOME (EXPENSE) - NET                                 (478,829)                                          (478,829)
                                                          -----------      ----------       ---------        -----------
INCOME BEFORE INCOME TAXES                                 20,509,990       5,828,509        (866,456)        13,815,025
Income taxes                                                5,149,000       2,608,000        (295,000)         2,246,000
                                                          -----------      ----------       ---------        -----------
NET INCOME                                                $15,360,990      $3,220,509       ($571,456)       $11,569,025
                                                          ===========      ==========       =========        ===========

NET INCOME PER SHARE OF COMMON STOCK                      $      6.21      $     1.30                        $      4.68
                                                          ===========      ==========                        ===========

DIVIDENDS PER SHARE OF COMMON STOCK                       $      1.20                                        $      1.20
                                                          ===========                                        ===========


Average number of shares of Common Stock outstanding        2,474,111



(a) To eliminate the profit of the Registrant's Iron Ore segment for the entire period.

(b) To reflect allocated corporate general and administrative expenses that would not have been eliminated due to the sale of the Registrant's Iron Ore segment.

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                        PRO FORMA FINANCIAL INFORMATION
                    OGLEBAY NORTON COMPANY AND SUBSIDIARIES
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                           Pro Forma Adjustments
                                                                          ------------------------
                                                           Historical     Iron Ore (a)       Other           Pro Forma
                                                           ----------     ------------     --------          ---------
REVENUES
    Net sales                                             $78,288,335     $22,365,754                       $55,922,581
    Operating revenues                                     57,371,256                                        57,371,256
    Royalties and management fees                           2,991,909       2,991,909                                --
                                                          -----------      ----------                       -----------
                                                          138,651,500      25,357,663                       113,293,837
COSTS AND EXPENSES
    Cost of goods sold                                     63,510,707      20,703,242                        42,807,465
    Operating expenses                                     50,092,550                                        50,092,550
    General, administrative and selling expenses           11,278,851         217,345        $581,591 (b)    11,643,097
    Loss on sale of production capacities and
       shutdown of facilities                               1,077,845                                         1,077,845
                                                          -----------      ----------       ---------        ----------
                                                          125,959,953      20,920,587         581,591       105,620,957

INCOME FROM OPERATIONS                                     12,691,547       4,437,076        (581,591)        7,672,880

OTHER INCOME (EXPENSE) - NET                                  373,488                                           373,488
                                                          -----------      ----------       ---------        ----------

INCOME BEFORE INCOME TAXES                                 13,065,035       4,437,076        (581,591)        8,046,368
Income taxes                                                2,765,000       1,429,000        (198,000)        1,138,000
                                                          -----------      ----------       ---------        ----------
NET INCOME                                                $10,300,035      $3,008,076       ($383,591)       $6,908,368
                                                          ===========      ==========       =========        ==========

NET INCOME PER SHARE OF COMMON STOCK                      $      4.21      $     1.23                        $     2.83
                                                          ===========      ==========                        ==========

DIVIDENDS PER SHARE OF COMMON STOCK                       $      0.95                                        $     0.95
                                                          ===========                                        ==========
Average number of shares of Common Stock outstanding        2,444,835


(a) To eliminate the profit of the Registrant's Iron Ore segment for the entire period.

(b) To reflect allocated corporate general and administrative expenses that would not have been eliminated due to the sale of the Registrant's Iron Ore segment.